UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 614-0950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On June 15, 2023, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Professional Diversity Network, Inc., a Delaware corporation (the “Company”), the Company’s stockholders approved the Professional Diversity Network, Inc. 2023 Equity Compensation Plan (the “2023 Plan”). The 2023 Plan provides for grants of stock options, restricted stock awards, restricted stock units, stock appreciation rights and other stock-based awards to employees (including the Company’s executive officers) and directors in order to foster the long-term success of the Company and its subsidiaries, and reserves 750,000 shares of the Company’s common stock, par value $0.01 per share, for issuance thereunder. This description of the 2023 Plan is qualified in its entirety by the full text of the 2023 Plan, which is filed as Exhibit 10.1 and incorporated into this description by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

A total of 6,722,847 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023, were as follows:

Proposal 1: The Company’s stockholders elected the following five nominees as directors, to serve until the next annual meeting of stockholders of the Company and until their respective successors are duly elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
Michael Belsky	4,080,196	980,624	1,662,027
Scott Liu	4,090,328	970,492	1,662,027
Chris Renn	4,413,502	647,318	1,662,027
Courtney Shea	5,046,415	14,405	1,662,027
Hao (Howard) Zhang	5,046,845	13,975	1,662,027

Proposal 2: The Company’s stockholders voted to ratify the appointment of Sassetti, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 by the following vote:

For	Against	Abstentions
6,719,843	2,999	5

Proposal 3: The Company’s stockholders voted to ratify, on a non-binding basis, the compensation of our named executive officers by the following vote:

For	Against	Abstentions	Broker Non-Votes
5,056,930	3,830	60	1,662,027

Proposal 4: The Company’s stockholders voted to approve the Professional Diversity Network, Inc. 2023 Equity Compensation Plan by the following vote:

For	Against	Abstentions	Broker Non-Votes
5,056,114	4,641	65	1,662,027

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Professional Diversity Network, Inc. 2023 Equity Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: June 21, 2023	/s/ Adam He
Adam He, Chief Executive Officer